CERTIFICATION

I, Andrew Owen, certify that:

1. I have reviewed this report on Form N-Q of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Growth Balanced Fund, Wells Fargo Moderate Balanced Fund, Wells Fargo C&B Large Cap Value Fund, Wells Fargo Diversified Equity Fund, Wells Fargo Emerging Growth Fund, Wells Fargo Index Fund, Wells Fargo International Value Fund, Wells Fargo Small Company Growth Fund, Wells Fargo Small Company Value Fund, Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund, Wells Fargo Dynamic Target 2060 Fund, Wells Fargo Core Bond Fund, Wells Fargo Real Return Fund, Wells Fargo WealthBuilder Conservative Allocation Fund, Wells Fargo WealthBuilder Growth Allocation Fund, Wells Fargo WealthBuilder Growth Balanced Fund, Wells Fargo WealthBuilder Moderate Balanced Fund, and Wells Fargo WealthBuilder Equity Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the portfolios of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal controls over financial reporting that occurred during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s Board of Trustees (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 27, 2018

/s/ Andrew Owen

Andrew Owen
President
Wells Fargo Funds Trust

CERTIFICATION

I, Nancy Wiser, certify that:

1. I have reviewed this report on Form N-Q of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo C&B Large Cap Value Fund, Wells Fargo Diversified Equity Fund, Wells Fargo Emerging Growth Fund, Wells Fargo Index Fund, Wells Fargo Small Company Growth Fund, Wells Fargo Small Company Value Fund, Wells Fargo Core Bond Fund, and Wells Fargo Real Return Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the portfolios of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal controls over financial reporting that occurred during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s Board of Trustees (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 27, 2018

/s/ Nancy Wiser

Nancy Wiser
Treasurer
Wells Fargo Funds Trust

CERTIFICATION

I, Jeremy DePalma, certify that:

1. I have reviewed this report on Form N-Q of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Growth Balanced Fund, Wells Fargo Moderate Balanced Fund, Wells Fargo International Value Fund, Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund, Wells Fargo Dynamic Target 2060 Fund, Wells Fargo WealthBuilder Conservative Allocation Fund, Wells Fargo WealthBuilder Growth Allocation Fund, Wells Fargo WealthBuilder Growth Balanced Fund, Wells Fargo WealthBuilder Moderate Balanced Fund, and Wells Fargo WealthBuilder Equity Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the portfolios of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal controls over financial reporting that occurred during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s Board of Trustees (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 27, 2018

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer
Wells Fargo Funds Trust